THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE EXECUTIVE LIFE

Unless otherwise noted below, effective as of the first business day in 2020 this Supplement amends certain information contained in the Prospectus referenced above.

The “Federal Deferred Acquisition Cost” row of the Transaction Fees Table is hereby replaced with the following:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Federal Deferred Acquisition Cost Charge[2]	Upon each Premium Payment	0.80% of premium	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)

The “Monthly Policy Charge—Mortality and Expense Risk Charge” and “Charge for Expenses and Taxes Associated with Any Policy Debt” rows, as well as footnotes 6 and 7, of the “Periodic Charges (Other than Portfolio Expenses)” table are hereby replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Mortality and Expense Risk Charge[6]	Monthly, on each Monthly Processing Date	0. 62% annually (monthly rate of 0.05167%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.19% (monthly rate of 0.01583%) thereafter	0.90% annually (monthly rate of 0.075%) of Policy Value, less any Policy Debt
Charge for Expenses and Taxes Associated with Any Policy Debt[7]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.80% annually (monthly rate of 0.06667%) of Policy Debt for the first ten Policy Years; 0.25% annually (monthly rate of 0.02083%) thereafter

When the Insured is Attained Age 100 and above:

0.00% of Policy Debt

2% annually (monthly rate of 0.16667%) of Policy Debt

[6]

For Policies issued without the Cash Value Amendment, the current Monthly Mortality and Expense Risk Charge is also 0.62% (0.05167% monthly rate) for Policy Years 1-10 and 0.17% (0.01417% monthly rate) for Policy Years 11+. The vast majority of Policies are issued with the Cash Value Amendment.

[7]

The charge is applied to the Policy Debt. It is in addition to the interest charged on any Policy loan and is deducted from Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

The second paragraph in the “Premium Expense Charges” sub-section of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.80% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The Premium Tax Charge and the Federal Deferred Acquisition Cost Charge may each vary in amount.

The third and fifth paragraphs, respectively, in the “Charges Against the Policy Value” sub-section of the “Charges and Deductions” section are hereby replaced in their entirety with the following:

The second part of the Monthly Policy Charge is the Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.90% (0.07500% monthly rate) of the Policy Value, less any Policy Debt. The charge is equal to an annual rate of 0.62% (monthly rate of 0.05167%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.19% (monthly rate of 0.01583%) thereafter for Policies with Cash Value Amendment. (See “Cash Value”). The charge is equal to an annual rate of 0.62% (monthly rate of 0.05197%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.17% (monthly rate of 0.01417%) thereafter for Policies with Cash Value Amendment. (See “Cash Value”). The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

In addition to the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the Insured is Attained Age 99 and below is at the current annual rate of 0.80% (0.06667% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.25% (0.02083% monthly rate) thereafter. The aggregate charge when the Insured is Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 10, 2019.